Exhibit 10.4

License Agreement

This Agreement is entered into on the Effective Date (as defined below) by and between

F. Hoffmann-La Roche Ltd

with an office and place of business at Grenzacherstr.124, CH-4070 Basel, Switzerland (“ROCHE Basel”)

and

Hoffmann-La Roche Inc.

with an office and place of business at 340 Kingsland Street, Nutley, NJ 07110, USA (“ROCHE Nutley”; ROCHE Basel and ROCHE Nutley together referred to as “ROCHE”)

on the one hand

and

Evotec Neurosciences GmbH, Schnackenburgallee 114, 22525 Hamburg, Germany (“EVOTEC”)

on the other hand

WHEREAS, ROCHE is the owner of certain patent rights and know-how relating to the Compound (as defined below); and

WHEREAS, EVOTEC wishes to perform certain development work with respect to the Compound with the purpose of filing an NDA or equivalent in other countries in order to obtain marketing approval in the Territory and to subsequently market the Product; and

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

WHEREAS, EVOTEC wishes to obtain, and ROCHE wishes to grant rights and licenses under the ROCHE Patent Rights and ROCHE Know-How (as defined below); and

Whereas, EVOTEC considers ROCHE a preferred partner for both development and commercialization. This is based on the general capabilities of ROCHE, the fact that EVOTEC currently has two programs in-licensed from ROCHE as well as the fact that the companies have a long standing and productive service based relationship.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

1.	Definitions

1.1.	“Affiliate” shall mean with respect to either party (i) an entity which owns, directly or indirectly, a controlling interest in such party, by stock ownership or otherwise; or (ii) an entity which is owned by such party, either directly or indirectly, by stock ownership or otherwise; or (iii) an entity, the majority ownership of which is directly or indirectly common to the majority ownership of such party. Anything to the contrary in this paragraph notwithstanding, Genentech, Inc., 1 DNA Way, South San Francisco, California 94080-4990, U.S.A. and Chugai Pharmaceutical Co., Ltd, Nihonbashi-Muromachi 2-chome, Chuo-ku, Tokyo, 103-832, Japan (“Chugai”) shall not be deemed an Affiliate of ROCHE unless ROCHE notifies EVOTEC that ROCHE wishes for Genentech, Inc. and/or Chugai Pharmaceutical Co., Ltd, to be deemed an Affiliate of ROCHE.

1.2.	“Commercialisation Option” shall mean ROCHE’s commercialisation option right to take back a Compound in the Field at the End of Phase III as set forth in Section 4.2.

1.3.	“Commercially Reasonable Efforts” shall mean those efforts, activities and measures, which a diligent Third Party company active in a similar field as the respective party, would consider to be commercially reasonable, feasible and viable to be performed, undertaken or made in or under the specific circumstances.

1.4.	“Completion” shall mean the final study report for a respective study.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1.5.	“Compound” shall mean **** and **** specified in Appendix 1.

1.6.	“Confidential Information” shall mean any and all information, data or know-how, whether technical or non-technical, oral or written, related to the Compound and the Product that is disclosed by one party or its Affiliates (“Disclosing Party”) to the other party or its Affiliates (“Receiving Party”). Confidential Information shall not include any information, data or know-how which:

1.6.1.	either before or after disclosure to the Receiving Party, was or becomes published or generally known to the public through no fault or omission on the part of the Receiving Party; or

1.6.2.	was known or used by the Receiving Party prior to its disclosure by the Disclosing Party to the Receiving Party; or

1.6.3.	either before or after disclosure to the Receiving Party, is provided to the Receiving Party by a Third Party having the right to do so;

1.6.4.	is independently developed by the Receiving Party without reference to any Confidential Information previously disclosed by the Disclosing Party; or

1.6.5.	is required to be disclosed by the Receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that, the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent practicable, requests confidential treatment (where available) or takes reasonable and lawful actions to minimize the degree of such disclosure.

1.7.	“Development Plan” shall mean the EVOTEC Development Plan attached to this Agreement as Appendix 3. The Development Plan shall include a development plan for all Compounds developed by EVOTEC under this Agreement.

1.8.	“Effective Date” shall mean January 6, 2006.

1.9.	“End of Phase IIb” shall mean Completion of the last Phase II study providing Proof of Concept.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1.10.	“End of Phase III” shall mean Completion of the last Phase III study.

1.11.	“EVOTEC Patent Rights and Know-How” shall mean all information, data and know-how, improvements, inventions, discoveries and other technology, whether or not patentable, made or developed by or on behalf of EVOTEC in the course of its activities pursuant to this Agreement, which relate to a Compound or Product, and any patents, patent applications, or other intellectual property rights based on the foregoing (“EVOTEC Patent Rights”), including, by way of example only, all divisionals, continuations, continuations-in-part, re-examinations, reissues, extensions, registrations, confirmations and supplementary or complementary certificates and the like with respect to any of the foregoing.

1.12.	“FDA” shall mean the U.S. Federal Food and Drug Administration and any successor agency thereof.

1.13.	“Field” shall mean the treatment and/or prevention of any indication in humans.

1.14.	“First Commercial Sale” shall mean the first invoiced sale of a Product by EVOTEC or its respective Affiliates or Sublicensees.

1.15.	“Development Option” shall mean ROCHE’s first option right to take back a Compound in the Field at the End of Phase IIb as set forth in Section 4.1.

1.16.	“Marketing Authorization” shall mean such governmental approval (including pricing approval, where required) for the marketing of a Product in a country of the Territory as is necessary to enable sale and distribution of the Product in such country, which approval results from an NDA Filing or an equivalent filing.

1.17.	“NDA Filing” shall mean a New Drug Application filed as a result of activities under this Agreement with the FDA, or the equivalent application to the equivalent agency in any other country of the Territory, the filing of which is necessary to market and sell a Product, including all amendments and supplements to any of the foregoing.

1.18.	“ Net Sales” and the related term “Adjusted Gross Sales” shall mean for either party distributing and selling Product (in this Section the “Selling Party”):

1.18.1.	Adjusted Gross Sales shall mean the gross sales of Products as invoiced by the Selling Party or its Affiliates and Sublicensees to Third Parties, less

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

deductions for returns (including withdrawals and recalls), rebates (price reductions including Medicaid and similar types of rebates, e.g. chargebacks), volume (quantity) discounts granted at the time of invoicing, sales taxes and other taxes directly linked and included in the gross sales amount (with respect to ROCHE as computed in the central ROCHE Swiss Francs Sales Statistics) for the countries concerned in accordance with the Selling Party’s then current standard practices, whereby the amount of such sales in foreign currencies is converted into CHF or Euros, as applicable.

1.18.2.	Net Sales shall mean the amount calculated by subtracting from Adjusted Gross Sales a lump sum deduction of **** of Adjusted Gross Sales for those sales-related deductions that are not accounted for on a product-by-product basis (e.g. outward freights, postage, transportation insurance, packing materials for dispatch of goods, custom duties, discounts granted later than at the time of invoicing, cash discounts and other direct expenses).

1.19.	“Other Indications” shall mean all indications other than ****.

1.20.	“Phase II Initiation” shall mean the date of first administration of Product to a patient in a second phase of human clinical trials required by the FDA to gain evidence of efficacy of Product in a target population, determine optimal dosage, and to obtain expanded evidence of safety for Product, as described in 21 CFR Part 312(c), as it may be amended (or its successor regulation).

1.21.	“Phase III Initiation” shall mean the date of first administration of Product to a patient in a third phase of human clinical trials required by the FDA to gain evidence of efficacy of Product in a target population, and to obtain expanded evidence of safety for Product that is needed to evaluate the overall benefit-risk relationship of Product and provide an adequate basis for physician labeling, as described in 21 CFR Part 312(c), as it may be amended (or its successor regulation).

1.22.	“Product” shall mean any pharmaceutical dosage form that includes a Compound as active pharmaceutical ingredient.

1.23.	“Proof of Concept” shall mean evidence that the effect in the mechanism leads to a desired short-term clinical outcome.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1.24.	“ROCHE Know-How” shall mean the ROCHE information and data including but not limited to notes, correspondence, certificates, results and official correspondence specified in Appendix 2.

1.25.	“ROCHE Patent Rights” shall mean the patent applications and patents listed in Appendix 1, including, by way of example only, all divisionals, continuations, continuations-in-part, re-examinations, reissues, extensions, registrations, confirmations and supplementary or complementary certificates and the like with respect to any of the foregoing.

1.26.	“Royalty Term” shall mean, with respect to each Product in each country, the period of time commencing on the First Commercial Sale of such Product in such country and ending on the later of the date that is (a) 10(ten) years after the date of the First Commercial Sale of such Product in such country, and (b) the expiration of the last to expire Valid Patent Claim in such country claiming the manufacture, use, import, offering for sale, or sale of such Product. With regard to the calculation of the 10(ten) year period, the EU shall be considered as one country.

1.27.	“Sublicensee” shall mean any Third Party to which Evotec grants any rights to develop and/or commercialise the Compounds and/or Products under this Agreement, including but not limited to exclusive sublicenses, co-promotion.rights, etc. “Sublicensed” shall mean the activity of granting rights to a Sublicensee.

1.28.	“Territory” shall mean all countries and territories of the world.

1.29.	“Third Party” shall mean an entity other than a party to this Agreement and its respective Affiliates, if any.

1.30.	“Valid Patent Claim” shall mean (a) unexpired ROCHE Patent Right (including inventor’s certificates) in any country of the Territory that have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken or has been taken within the required time period, including without limitation any substitution, extension, term restoration, registration, confirmation, reissue, re-examination, renewal or any like filing thereof and (b) pending applications for a ROCHE Patent Right in any country of the Territory, including without limitation any continuation, division or continuation-in-part thereof and any provisional applications.

1.31.	In the definitions, the singular shall include the plural and vice versa.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

2.	Grant of Rights

2.1.	License Grant. ROCHE Nutley for the US territory and ROCHE Basel for the rest of the Territory (other than the US territory) hereby grant to EVOTEC a worldwide, exclusive (even as to Roche) right and license to develop, to make, have made, use, offer for sale, sell and import Compounds and Products in the Territory in the Field, under the ROCHE Patent Rights and the ROCHE Know-How.

2.2.	Right to Sublicense. EVOTEC shall have the right to sublicense its rights under Section 2.1. after the expiry of the Development Option. Any sub-license agreements shall be subject to Roche’s rights under this Agreement. Evotec shall inform Roche reasonably in advance before entering into a sub-license agreement with a Third Party and seek Roche’s advice. If Evotec grants such a sublicense, Evotec shall ensure that all of the applicable terms and conditions of this Agreement shall apply to the Affiliate or Third Party Sublicensee to the same extent as they apply to Evotec for all purposes. Evotec assumes full responsibility for the performance of all obligations so imposed on such Affiliate or Third Party Sublicensee and will itself account to Roche for all payments due under this Agreement by reason of such sublicense.

3.	Transfer of ROCHE Know-How

3.1.	Transfer of ROCHE Know-How. Immediately after Effective Date, Roche shall start to provide to EVOTEC the ROCHE KNOW-HOW listed in Appendix 2. The transfer of Roche Know-How shall be completed within six (6) months after Effective Date.

3.2.	Access to ROCHE Know-How. During the Term of this Agreement, ROCHE shall at all times have full access to the ROCHE Know-How.

3.3.	Supply of Compounds.

3.3.1.	Upon request of EVOTEC by December 31, 2006, ROCHE shall supply to EVOTEC free of charge, to the extent available and existing, up to 5 gr reference sample of Compounds for research purposes.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

3.3.2.	Upon request of EVOTEC by December 31, 2006, ROCHE shall supply to EVOTEC existing and available quantities of API and drug product for clinical development purposes at the following prices:

a) Up to 135 kg of GMP API material, useable for clinical supply, at price of 15,000 CHF per Kg; and

b) Up to 983.6 kg of FOM-Ether, at a price of 500 CHF per Kg; and

c) Up to 10 mg capsule approx. 190,000 units, at a price of 0.315 CHF per capsule; and

d) Up to 25 mg capsule approx. 270,000 units, at a price of 0.78 CHF per capsule.

If Roche has further stock of material, the parties shall enter into good faith discussions regarding the transfer of such stock by December 31, 2006 against a reasonable compensation.

However, the supply of Compounds under this Section 3.3. shall be limited to the Compounds existing and available at ROCHE. ROCHE gives no warranty as to purity or quality of the Compounds, which are transferred in current state only. ROCHE shall have no obligation to perform any work related to the Compounds (e.g. research, development, manufacturing work) for EVOTEC.

4.	Option rights of ROCHE.

4.1.	Development Option at the End of Phase IIb

4.1.1.	Evotec shall provide to Roche a pre-notification that the End of Phase IIb Notice will occur at least thirty (30) days before such anticipated End of Phase IIb.

4.1.2.	Promptly after a Compound has reached the End of Phase IIb, EVOTEC shall notify ROCHE in writing (“End of Phase IIb Notice”). The End of Phase IIb Notice shall include (i) an executive summary report on the development of the Compound in question, (ii) all data

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

and all information on the development including detailed Phase IIb results for each indication, including a written development report, and (iii) a list of any EVOTEC Patent Rights and Know-How for the Compound in question up to such date.

4.1.3.	Commencing on the date of the End of Phase IIb Notice and for a period of ninety (90) days thereafter (“End of Phase IIb Negotiation Period”), the parties shall promptly enter into serious good faith negotiations concerning an exclusive right (even as to EVOTEC) for Roche from EVOTEC in the Territory to make, have made, use, offer for sale, sell and/or import the Compound in question and corresponding Products in the Field, under the EVOTEC Patent Rights and Know-How. The financial terms shall be based on benchmark market terms taking into consideration the potential value (including without limitation the taking back of the license granted in Section 2 as outlined in Section 4.1.3 below) , and the scope of the patent rights.

If, during the End of Phase IIb Negotiation Period, Roche decides that it is not interested in entering a discussion to take back the Products, it will inform Evotec of such decision without undue delay.

Upon an agreement entered between the parties following the negotiations mentioned under 4.1.3, (i) the rights and obligations of EVOTEC set forth in Sections 2.1., 2.2., and 5 relating to the Compound in question and the obligation of EVOTEC to pay milestone payments as per Section 7.1. not yet due relating to the Compound in question shall terminate as of even date and (ii) ROCHE shall have an exclusive right and license (even as to EVOTEC) with the right to sub-license from EVOTEC in the Territory to make, have made, use, offer for sale, sell and/or import the Compound in question and corresponding Products in the Field, under the EVOTEC Patent Rights and Know-How.

4.1.4.	If the parties do not reach an agreement on the essential terms in a detailed term sheet during the End of Phase IIb Negotiation Period, then EVOTEC shall be free to develop the Compound in question as foreseen under this Agreement and/or to grant sub-license(s) and/or

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

enter into co-development or co-marketing arrangement(s) with any Third Party, subject to Roche’s rights under Section 4.2.2.

4.1.5.	If Initiation of Phase II has not occurred for at least one Compound within three (3) years after the Effective Date then ROCHE shall have the right to take back the license at no cost.

4.2.	Commercialisation Option at the End of Phase III

4.2.1.	EVOTEC shall provide to Roche a pre-notification that the End of Phase III Notice will occur at least thirty (30) days before such anticipated End of Phase III.

4.2.2.	Insofar as EVOTEC has not transferred complete control of commercialization rights via an arrangement as outlined in Section 4.1.4 above, but has retained full or partial control of commercialisation rights, e.g. via (i) commercialization by EVOTEC and a financing vehicle, (ii) EVOTEC retaining regional commercialization rights or (iii) EVOTEC having entered into a co-commercialisation agreement with a third party, then promptly after a Compound has reached the End of Phase III, EVOTEC shall notify ROCHE in writing (“End of Phase III Notice”). The End of Phase III Notice shall include (i) Proof of Concept, (ii) an executive summary report on the development of the Compound in question, (iii) all data and all information on the development including but not limited to detailed Phase II and Phase III results, including a written development report, and (iv) a list of any EVOTEC Patent Rights and Know-How for the Compound in question up to such date.

4.2.3.	Commencing on the date of the End of Phase III Notice and for a period of ninety (90) days thereafter (“End of Phase III Negotiation Period”), the parties shall promptly enter into serious good faith negotiations concerning a right for Roche from EVOTEC with regard to the commercialization rights still retained by Evotec to make, have made, use, offer for sale, sell and/or import the Compound in question and corresponding Products in the Field, under the EVOTEC Patent Rights and Know-How. For clarity, if EVOTEC has transferred complete control of commercialization rights via an arrangement as

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

outlined in Section 4.1.4 above, then EVOTEC and the respective Sublicensee shall be free of any obligation to enter into such negotiations with ROCHE concerning such commerzialisation. ROCHE may exercise such option by providing to EVOTEC written notice during the End of Phase III Option Period. The financial terms shall be based on benchmark market terms taking into consideration the potential value (including without limitation the taking back of the license granted in Section 2 as outlined in Section 4.2.4), and the scope of the patent rights.

4.2.4.	Insofar as EVOTEC has retained control of commercialization rights as outlined in Section 4.2.2 above and upon an agreement entered between the parties following the negotiations mentioned under 4.2.2, (i) the rights and obligations of EVOTEC set forth in Sections 2.1., 2.2., and 5. relating to the Compound in question and the obligation of EVOTEC to pay milestone payments as per Section 7.1. not yet due relating to the Compound in question shall terminate as of even date and (ii) ROCHE shall have an exclusive right and license (even as to EVOTEC) with the right to sub-license from EVOTEC in the Territory, to make, have made, use, offer for sale, sell and/or import the Compound in question and corresponding Products in the Field, under the EVOTEC Patent Rights and Know-How.

4.2.5.	If the parties do not reach an agreement on the essential terms in a detailed term sheet of during the End of Phase III Negotiation Period, then Roche’s rights under this Section 4.2 shall lapse with respect to the Compound in question.

4.2.6.	If, during the End of Phase III Negotiation Period, Roche decides that it is not interested in entering a discussion to take back the Products, it will inform Evotec of such decision without undue delay.

4.2.7.	If Phase III Initiation has not occurred for at least one Compound within two (2) years after the Completion of Phase II for such Compound, then ROCHE will have the right to take back the license at no cost.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

5.	Diligence

5.1.	EVOTEC Diligence and Reporting.

5.1.1.	At all times during the term of this Agreement, EVOTEC will use and will cause its Affiliates and Sublicensees to use Commercially Reasonable Efforts to proceed with the development, manufacture, marketing, distribution and sale of at least one Compound and/or Product. At least one Compound will be primarily developed in ****.

5.1.2.	During the term of this Agreement, at each anniversary of the Effective Date, EVOTEC shall provide ROCHE with

a) a written summary report on the status of development of the Compound;

b) an updated version of the Development Plan which shall be deemed to be attached as revised Appendix 3.

c) all approvals received by EVOTEC, its Affiliates and sub-licensees (if any).

EVOTEC shall supplement such written documents as reasonably requested by ROCHE, but shall have no obligation to make such supplements more than twice in any calendar year.

The parties will favorably consider yearly meetings in person to discuss the status of development of the Compounds.

5.1.3.	If ROCHE reasonably believes that EVOTEC is not using Commercially Reasonable Efforts with respect to the development or commercialization of the Compound, then ROCHE may provide EVOTEC written notice specifying in reasonable detail the reasons why ROCHE believes that EVOTEC is not using Commercially Reasonable Efforts with respect to the Compound. Upon receipt of such notice, EVOTEC shall have a period of ninety (90) days to present evidence to ROCHE that EVOTEC is using Commercially Reasonable Efforts with respect to the Compound or to cure the lack of diligence based on the reasons submitted by ROCHE (“Evidence and Cure Period”). If EVOTEC presents

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

evidence reasonably acceptable to ROCHE, then ROCHE’s notice shall be deemed withdrawn and of no effect. If, within such period, EVOTEC has not presented evidence reasonably acceptable to demonstrate that EVOTEC has used Commercially Reasonable Efforts to develop the Compound and has not cured such lack of diligence within such period, then ROCHE shall have the right to terminate this Agreement for the Compound in question with immediate effect and Section 13. shall apply.

6.	Down Payments.

6.1.	As consideration for the grant of the rights and licenses hereunder, EVOTEC shall pay to ROCHE a down payment in the amount of 6 Million US Dollars (US$6 Mio) payable before December 31, 2005 (“First Payment”). In addition, EVOTEC shall pay to ROCHE a second down payment in the amount of 2 Million US Dollars (US$2 Mio) payable before December 1, 2006 (“Second Payment”).

7.	Payments to ROCHE.

7.1.	EVOTEC shall pay to ROCHE for a Compound developed for **** the following amounts as success fees in accordance with and at the times set out as follows:

Milestones for ****

Milestones	(US$)
Phase III Initiation	US$	*	***
NDA Filing of first indication in US	US$	*	***
NDA Filing of first indication in EU	US$	*	***
NDA Filing of first indication in Japan	US$	*	***
First Commercial Sale in US	US$	*	***
First Commercial Sale in EU	US$	*	***
First Commercial Sale in Japan	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***

7.2.	EVOTEC shall pay to ROCHE for a Compound developed only for an Other Indication the following amounts as success fees in accordance with and at the times set out as follows:

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Milestones for Other Indications

Milestones	(US$)
Phase II Initiation	US$	*	***
Phase III Initiation	US$	*	***
NDA Filing of first indication in US	US$	*	***
NDA Filing of first indication in EU	US$	*	***
NDA Filing of first indication in Japan	US$	*	***
First Commercial Sale in US	US$	*	***
First Commercial Sale in EU	US$	*	***
First Commercial Sale in Japan	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***
First time annual Net Sales exceed US$ ****	US$	*	***

7.3.	All milestone payments under Section 7.1 and 7.2. shall be payable within thirty (30) days as from achievement of the respective milestone by EVOTEC but only once with regard to a Compound irrespective of how many times such milestone is achieved. If development of a Compound for an Other Indication is ceased and the Compound is then developed for ****, Section 7.1. shall apply for the applicable milestones.

If the first Compound developed for **** is ceased, and the second Compound is then developed for ****, the Phase II Initiation and the Phase III Initiation milestone payments shall not be payable, should the milestone (s) in question have already been paid for the first Compound.

7.4.	Equity. As Phase II Initiation milestone for ****, Roche shall be granted a certain amount of shares of Evotec at Phase II Initiation equaling an amount of EUR **** (the “Shares”) at the following terms:

The Shares to be granted to Roche shall be calculated by dividing EUR **** through **** of the average of the closing share price of Evotec shares at the German stock exchange on each of the twenty (20) trading days prior to above mentioned Phase II Initiation.

The Shares shall be delivered to Roche, free and clear of any liens and freely

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

tradable, at the latest two (2) months after the date of such Phase II Initiation. Evotec shall however have the right to pay EUR **** in cash, including **** interest as of the Phase II Initiation, in case Evotec cannot issue the shares for any valid reason.

7.5.	Royalties.

7.5.1.	During the Royalty Term, EVOTEC shall pay to ROCHE royalties on Net Sales of a Product developed and registered for **** calculated separately in respect of each band of income in each calendar year at the rate of royalty set out opposite the relevant band in the table below:

Royalties
Royalties on Net Sales below US$ ****	*	***
Royalties on Net Sales US$ ****-US$ ****	*	***
Royalties on Net Sales above US$ ****	*	***

7.5.2.	During the Royalty Term, EVOTEC shall pay to ROCHE royalties on Net Sales of a Product developed and registered for an Other Indication in the amount of ****%, if Evotec has not Sublicensed the Product in question. If Evotec has Sublicensed the Product in question, Roche shall receive ****% of the royalty rate received by Evotec from the Sublicensee but in any case not less than ****% of Net Sales of a Product; i.e. if Evotec has agreed a royalty rate of ****% with the Sublicensee, Roche shall receive ****% of Net Sales.

7.6	Royalties Due Once. The obligation to pay royalties to ROCHE under this Agreement is imposed only once with respect to the same unit of Product. Sales of Product among EVOTEC, its Affiliates and sub-licensees shall not be subject to a royalty, but shall become subject to a royalty only when sold to a Third Party.

7.7	The payments to be made under this Section 7 shall not include VAT, if any be due and payable thereon.

8.	Accounting Period and Royalty Reporting

8.1.	Accounting Period and Net Sales Accounting. An Accounting Period commencing semiannually respectively on January 1 and July 1, each being the first day of an

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Accounting Period, and finishing respectively on June 30 and December 31, each being the last day of an Accounting Period. Royalties on Net Sales shall be paid in US$. Royalties on Net Sales shall be calculated semiannually as of June 30 and December 31 and shall be paid within the ninety (90) days after the end of each Accounting Period in which such Net Sales are done. With respect to royalties due on Net Sales in the United States, the parties may elect to report and have paid such royalties directly from one of its Affiliates in the United States. Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, such conversion shall be made as follows:

With regard to EVOTEC, when calculating the Adjusted Gross Sales, the amount of such sales in foreign currencies shall at first be converted in accordance with then current standard practices in the respective company.

8.2.	Blocked Countries. If by reason of law a Party (“Paying Party”) is unable to convert to U.S. Dollars a portion of the amount due by it under this Agreement, then such Party shall notify the other Party in writing and the other Party shall have the right to receive such portion. Upon written request from the other Party, the Paying Party shall pay to the other Party such portion, in the currency of any other country designated by the other Party and legally available to the Paying Party.

8.3.	Royalty Reports. Each royalty payment shall be accompanied by a report summarizing for each Product the total Adjusted Gross Sales and Net Sales achieved during the relevant six-month period, the currency conversion rates, if applicable, which royalty calculation is being applied, the total royalty payments due and the taxes withheld in accordance with Section 9.4. below, if any.

8.4.	Withholding Taxes. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty payable under this Agreement, the party required to do so shall promptly pay such tax, levy or charge for and on behalf of the other party to the proper governmental authority. The paying party shall be entitled to deduct any such tax, levy or charge actually paid from royalty due or, if no further payments are due, be promptly reimbursed by the other party, provided however that each party agrees to assist the other party, as may reasonably be necessary, in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

deducted, and provided further that the paying party shall provide such additional documentation from time to time as is needed for the other party to confirm the payment of tax.

8.5.	Audit and Inspection. Either party and its Affiliates and Sublicensees shall keep, full, true and accurate books of account containing all particulars that may be necessary for the purpose of verifying Net Sales and Adjusted Gross Sales and calculating all royalties payable to the other party. Such books of accounts shall be kept at their principal place of business. Each party or its authorized independent public accountant has the right to engage, at its own expense, an independent public accountant of international reputation to perform, on behalf of the requesting party or its independent public accountant, an audit, conducted in accordance with international accounting and auditing standards (IAAS), of such books and records of the other party and its Affiliates and Sublicensees that are deemed necessary by the other party to report on Net Sales of Product for the period or periods requested by the requesting party and the correctness of any report or payments made under this Agreement. Upon timely request and at least thirty (30) days’ prior written notice from the requesting party, such audit shall be conducted as an additional audit work during the other party’s annual audit of the countries specifically requested by the requesting party, during regular business hours in such a manner as to not unnecessarily interfere with the other party’s normal business activities, and shall be limited to results in the two (2) full calendar years prior to audit notification. Such audit shall not be performed more frequently than once per calendar year nor more frequently than once with respect to records covering any specific period of time. All information, data, documents and abstracts herein referred to shall be used only for the purpose of verifying royalty statements or compliance with this Agreement shall be treated as EVOTEC and ROCHE Confidential Information. Audit results shall be shared by and be binding upon the parties. If the audit reveals an overpayment, one party shall promptly reimburse the other party for the amount of the overpayment. If the audit reveals an underpayment, the parties shall promptly make up such underpayment. If the audit reveals that the royalties owed by one party for the countries specifically requested and for any calendar year in total have been understated by more than 10% (ten), the other party shall, in addition, pay the reasonable costs of such additional audit work. The failure of one party to request verification of any royalty calculation within the period during which corresponding records must be maintained will be deemed to be acceptance of the royalty reporting.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

9.	Intellectual Property

9.1.	Inventions. ROCHE and EVOTEC recognize that during the Term of this Agreement inventions relating to the making, using or selling of Compound and/or Product may be generated and result in patents. Therefore, the parties agree as follows:

9.1.1.	As to the inventions made solely by person(s) under the control of EVOTEC in the Field, EVOTEC shall have all of the rights it is entitled to receive from such employee(s) or person(s) and shall become automatically EVOTEC Patent Rights,;

9.1.2.	As to any inventions made solely by person(s) under control of ROCHE in the Field, ROCHE shall have all of the rights they are entitled to receive from such person(s) and shall become automatically ROCHE Patent Rights;

9.1.3.	Any inventions made jointly by persons under the control of both parties during the term of this Agreement in the Field shall be owned jointly by ROCHE and EVOTEC and shall become automatically joint inventions.

Both parties represent that each of its or its Affiliates’ respective employees has entered into a written contract of employment that provides for assignment of all inventions made by said employee during the course of his/her employment to the respective party taking into account the German Arbeitehmererfindungsgesetz.

9.2.	Trademarks. EVOTEC shall select, own and maintain the trademark(s) for the marketed Products in the Territory. To the extent feasible, a single trademark shall be identified and developed for use in connection with marketing of a given Product.

9.3.	Prosecution of Patent Rights.

9.3.1.	ROCHE shall have the sole responsibility for the prosecution and maintenance of the ROCHE Patent Rights. ROCHE has no obligation to file additional patents, unless EVOTEC explicitly requests to file an additional patent within ROCHE Patent Rights and agrees to bear the cost and expenses therefore. Otherwise, the costs for the prosecution and the maintenance of the ROCHE Patent Rights shall be borne by ROCHE. ROCHE shall have the right, but not the obligation, to defend and enforce the ROCHE Patent Rights.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

9.3.2.	EVOTEC shall have the sole responsibility for the prosecution and maintenance of the EVOTEC Patent Rights. The costs for the prosecution and the maintenance of the EVOTEC Patent Rights shall be borne by EVOTEC, subject to Section 9.4. below.

9.4. Assignment

9.4.1.	If ROCHE is no longer interested in prosecuting or maintaining any of the ROCHE Patent Rights, then ROCHE shall notify EVOTEC thereof. If EVOTEC asks for an assignment of any such ROCHE Patent Rights, then ROCHE shall assign such ROCHE Patent Rights to EVOTEC free of any charge, provided that EVOTEC shall bear the costs for such assignments.

9.4.2.	If EVOTEC is no longer interested in prosecuting or maintaining any of the EVOTEC Patent Rights, then EVOTEC shall notify ROCHE thereof. If ROCHE asks for an assignment of any such EVOTEC Patent Rights, then EVOTEC shall assign such EVOTEC Patent Rights to ROCHE free of any charge, provided that ROCHE shall bear the costs for such assignments.

9.5.	Defense and Enforcement.

9.5.1.	Infringement. Each party shall promptly provide written notice to the other party during the Term of this Agreement of any known infringement or suspected infringement by a Third Party of any ROCHE Patent Rights or EVOTEC Patent Rights, and shall provide the other party with all evidence in its possession supporting such infringement or unauthorized use or misappropriation.

9.5.2.	Within a period of ninety (90) days after either party provides or receives such written notice with respect to its Patent Rights (“Decision Period”), the party which Patent Rights are allegedly infringed, in its sole discretion, shall decide whether or not to initiate a suit or take other appropriate action and shall notify the other party in writing of its decision in writing (“Suit Notice”).

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

9.5.3.	If the party which Patent Rights are allegedly infringed decides to bring a suit or take action and provides a respective Suit Notice, then such party may immediately commence such suit or take such action. If the party which Patent Rights are allegedly infringed (i) does not in writing advise the other party within the Decision Period that it will commence suit or take action, or (ii) fails to commence suit or take action within a reasonable time after providing Suit Notice, or (iii) abandons an action, then the other party shall thereafter have the right to commence suit or take action and shall provide written notice to the party which Patent Rights are allegedly infringed of any such suit commenced or action taken by the other party.

9.5.4.	Upon written request, the party bringing suit or taking action (“Initiating Party”) shall keep the other party informed of the status of any such suit or action and shall provide the other party with copies of all substantive documents and communications filed in such suit or action. The Initiating Party shall have the sole and exclusive right to select counsel for any such suit or action.

9.5.5.	The Initiating Party shall, except as provided below, pay all expenses of the suit or action, including, without limitation, the Initiating Party’s attorneys’ fees, damages and court costs. Any damages, settlement fees or other consideration received as a result of such suit or action shall belong to the Initiating Party.

9.5.6.	If the Initiating Party believes it reasonably necessary, upon written request the other party shall join as a party to the suit or action but shall be under no obligation to participate except to the extent that such participation is required as the result of its being a named party to the suit or action. At the Initiating Party’s written request, the other party shall offer reasonable assistance to the Initiating Party in connection therewith at no charge to the Initiating Party except for reimbursement of reasonable out-of-pocket expenses incurred by the other party in rendering such assistance. The other party shall have the right to participate and be represented in any such suit or action by its own counsel at its own expense.

9.5.7.	The Initiating Party shall not settle, agree to a consent judgment or otherwise voluntarily dispose of the suit or action without the written consent of the other party, which consent shall not be unreasonably withheld.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

10.	Confidential Information

10.1.	Non-Use and Non-Disclosure. During the Term of this Agreement and for five (5) years as from its termination for whatsoever reason, the receiving party shall (i) treat Confidential Information provided by the disclosing party under this Agreement and all previous agreements as it would treat its own information of a similar nature, (ii) take all reasonable precautions not to disclose such Confidential Information to Third Parties, without the disclosing party’s prior written consent, and (iii) not use such Confidential Information other than for fulfilling its obligations under this Agreement.

10.2.	Authorized Disclosure. Nothing in this Agreement shall prevent the Parties from disclosing Confidential Information to (i) Registration Authorities or other governmental agencies of any country in the Territory to the extent required or desirable to secure government approval for the development, manufacture or sale of Product in the Territory in the Field, (ii) Third Party’s acting on behalf of one Party, to the extent reasonably necessary for the development, manufacture or sale of Product in the Territory, or (iii) Third Parties to the extent reasonably necessary to market Product in the Territory, always to the extent necessary for such Party to enjoy all its right under this Agreement.

11.	Term and Termination

11.1.	Term. This Agreement comes into effect on the Effective Date and will remain in force, unless earlier terminated, on a country-by-country and Product-by-Product basis until expiry of the Royalty Term, whichever is later. Thereafter, the licenses granted hereunder shall be fully paid up and royalty-free.

11.2.	Termination.

11.2.1.	Termination by EVOTEC.

11.2.1.1.	Termination by EVOTEC during the period before the Second Payment. After EVOTEC has made its First Payment, EVOTEC shall have the right to terminate this Agreement in its entirety with immediate effect giving written notice during the period from the Effective date to December 1, 2006.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

11.2.1.2.	Termination by EVOTEC after the Second Payment. EVOTEC shall have the right to terminate this Agreement in its entirety or on a country-by-country or Product-by-Product basis at any time with six (6) months prior written notice, provided ROCHE has not exercised its Development Option or Commercialisation Option.

11.2.2.	Termination for Breach. A Party (“non-breaching Party”) shall have the right to terminate this Agreement in its entirety or on a country-by-country or Product-by-Product basis in the event the other Party (“breaching Party”) is in breach of any of its material obligations under this Agreement. The non-breaching Party shall provide written notice to the breaching party, which notice shall identify the breach and the Products and countries in which the non-breaching party intends to have this Agreement terminate. The breaching Party shall have a period of one hundred and twenty (120) days after such written notice is provided to cure such breach. If such breach is not cured within the one hundred and twenty day (120) period, this Agreement shall effectively terminate in such countries. The waiver by either Party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach. The waiver by either Party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach. The right to terminate this Agreement under this Section 12.2.3 is in addition to any other right and protection that may otherwise be available as a result of a breach, including, without limitation, the right to damages.

11.2.3.	Bankruptcy. Either Party may terminate this Agreement at any time with immediate effect by written notice to the other Party if the other Party is declared bankrupt or insolvent, or if a receiver is appointed, or any procedures are commenced, voluntarily or involuntarily, by or against a Party under any bankruptcy or similar law, or in the near future it is reasonably anticipated that the Party is to be dissolved, liquidated or bankrupt.

12.	Consequences of Termination

12.1.	Rights and Licenses. Upon termination of this Agreement,

12.1.1.	EVOTEC shall make its personnel and or other resources reasonably available to ROCHE as necessary to effect an orderly transition of development and commercial responsibilities, with the reasonable cost of such personnel and resources to be born by EVOTEC for such services;

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

12.1.2.	all rights and licenses granted by ROCHE to EVOTEC under this Agreement (or, as applicable, in the country or with respect to that Product) shall terminate on the effective date of termination. In the event of any such termination, the following shall apply and no compensation nor refund shall be due by either Party to the other Party, otherwise than damages as determined by a court of competent jurisdiction:

12.1.3.	EVOTEC shall, upon ROCHE’s written request, smoothly and promptly assign and transfer to ROCHE, at no expense to ROCHE, in connection with the Territory or the terminated countries (as applicable), all of EVOTEC’s right, title and interest in and to (i) all trademarks used for Product, (ii) all regulatory filings (such as INDs and drug master files), regulatory approvals, clinical trial agreements (to the extent assignable and not cancelled), (iii) all data, results, clinical trials data, support documentation having arisen out of the development, materials and other information, in EVOTEC’s possession and control related to Product in the Territory, and related to EVOTEC’s Patent Rights and Roche Know-How, (iv) all customer lists, marketing and promotional material, and all other documentation related to marketing, sale, and promotion of the Products in the Territory or in the terminated country (as applicable), and (iv) during the termination notice period provide a reasonable number of person days of qualified personnel to transfer EVOTEC’s manufacturing technology to ROCHE. With respect to the trademarks, the responsibility of preparing and filing of the documents for the recordal of the assignments with the competent authorities in each applicable country and any action required ancillary, shall be born by ROCHE. However, each party shall bear its expenses caused by its activities in connection with the assignments and transfer of the trademarks.

12.1.4.	EVOTEC shall further make Commercially Reasonable Efforts to continue making the Product provided however that, EVOTEC shall transfer at its own expenses to ROCHE all technical and industrial know how related to the manufacturing of the Product for use by ROCHE and shall provide reasonable assistance and support (up to a reasonable number of person/days of qualified personnel) as may be reasonably required by ROCHE to be in a position to make the Product itself.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

12.1.5.	ROCHE shall have the right to disclose such filings, approvals and data to (i) governmental agencies of the country to the extent required or desirable to secure government approval for the development, manufacturing or sale of Product in the country, (ii) Third Parties acting on behalf of ROCHE, its Affiliates or Sublicensees, to the extent reasonably necessary for the development, manufacture, or sale of Product in the country, and (iii) Third Parties to the extent reasonably necessary to market Product in the country.

12.1.6.	For a given Product and country so terminated, or for the Territory in the case of termination of this Agreement in its entirety, EVOTEC shall grant to ROCHE an exclusive (even as to EVOTEC), sub-licensable, royalty-free license under all elements of EVOTEC Patents and Know-how that are not severable from the Product, and a non-exclusive, sub-licensable, royalty-free license under all other EVOTEC Patents and Know-how to make, have made, use, offer for sale, sell and import such Product in such country or the Territory, as applicable.

12.1.7.	EVOTEC shall agree to take such actions and execute such instruments, agreements and documents as are necessary to affect the foregoing.

12.2.	Royalty and Payment Obligations. Expiration of this Agreement pursuant to Section 12.1. above, and termination of this Agreement will release both parties from any obligation to pay royalties or make any payments to the other party which would otherwise become due or payable on or after the effective date of termination.

13.	Indemnification

13.1.	Indemnification by ROCHE. ROCHE shall indemnify, hold harmless and defend EVOTEC and its directors, officers, employees and agents from and against any and all losses, expenses, cost of defense (including without limitation attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts EVOTEC becomes legally obligated to pay because of any claim or claims against it to the extent that such claim or claims arise out of activities related to Product in the Field (e.g. product liability claims) conducted by or on behalf of ROCHE, except to the extent such losses, expenses, costs and amounts are due to the negligence or misconduct or failure to act of EVOTEC.

13.2.	Indemnification by EVOTEC. EVOTEC shall indemnify, hold harmless and defend ROCHE and its directors, officers, employees and agents from and against any and

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

all losses, expenses, cost of defense (including without limitation attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts ROCHE becomes legally obligated to pay because of any claim or claims against it to the extent that such claim or claims arise out of activities related to Product in the Field (e.g. product liability claims) conducted by or on behalf of EVOTEC, except to the extent such losses, expenses, costs and amounts are due to the negligence or misconduct or failure to act of ROCHE.

13.3.	Procedure. In the event of a claim by a third party against a party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other party (“Indemnifying Party”) in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party and may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing.

14.	Representations and Warranties

14.1.	Mutual Representations and Warranties. Each party hereby represents and warrants:

14.1.1.	Authority. Such party has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Agreement.

14.1.2.	Material Facts. Such party has disclosed all information in its possession or control which is material to the other party entering into this Agreement, and such information does not contain any untrue statement of material fact or omit to state a material fact.

14.2.	Roche Representation on License Grant. ROCHE has the right to grant EVOTEC the rights and licenses described in this Agreement.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

14.3.	Further Roche Representations and Warranties. ROCHE represents and warrants that, as of the Effective Date,

(i) it has no knowledge of any claims by any Third Party that the use of the Compounds licensed under the terms and conditions of this Agreement infringes any proprietary rights of any Third Party,

(ii) to the best of its knowledge, there are no legal actions, suits or other proceedings relating to the Compounds licensed under the terms and conditions of this Agreement.

14.4.	As of the Effective Date, to the best of Roche’s knowledge, (i) ROCHE does not have a compound being developed as MAO-B inhibitor at the stage of Clinical Candidate Selected (as defined by Roche’s internal policies) or at a later stage and (ii) ROCHE does not intend to develop a compound as MAO-B inhibitor. The term “Roche” used in this Section 14.4. does not include Chugai and/or Genentech.

14.5.	Until the earlier of (i) a period of three (3) years after the Effective Date and (ii) End of Phase IIb, ROCHE will not grant to a Third Party a license to a compound that is a) falling under the ROCHE Patent Rights or related patent rights specified in Appendix 4 (“Related Patent Rights”) and b) developed by ROCHE as MAO-B inhibitor. The term “Roche” used in this Section 14.5. does not include Chugai and/or Genentech.

15.	Governing Law and Dispute Resolutions

15.1.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to its conflict of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

15.2.	Disputes. Unless otherwise set forth in this Agreement, in the event of a dispute arising out of or under this Agreement between the parties, such dispute shall be referred to the respective executive officers of the parties designated below or their designees, for good faith negotiations attempting to resolve the dispute. The designated executive officers are as follows:

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

For EVOTEC:	CEO

For ROCHE:	Head of Pharma Partnering

15.3.	Arbitration. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the breach thereof, the parties shall try to settle those conflicts amicably between themselves as set forth in Section 16.2. Should they fail to agree within two (2) months after such dispute has first arisen, any controversy, dispute or claim which may arise out of or in connection with this Agreement, or the breach, termination or validity thereof, shall be finally settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce, under preclusion of the otherwise ordinary recourse to the courts. The arbitral tribunal can also decide about the effectiveness of this arbitration clause. The arbitral tribunal shall consist of three arbitrators. The place of arbitration shall be Zürich, Switzerland. The language to be used shall be English.

16.	Publicity

16.1.	Release of Information. Neither party shall release any information (e.g. press release) related to this Agreement, including its terms, without the prior written consent of the other party, unless release of such information is required by law or regulated authorities. If a party (“Releasing Party”) determines that it is required by law to release information relating to this Agreement to a Third Party, it shall so notify the other party prior to the release of such information, including the text of the information proposed for release, in sufficient time for the other party to comment. The other party shall have the right to comment regarding the necessity of such disclosure and the text proposed for disclosure, which comment the Releasing Party must consider and include unless prohibited by law.

16.2.	Disclosure of Information to EVOTEC investors. EVOTEC shall have the right to release any information related to this Agreement, including its terms, to potential investors, provided that each such investor has previously entered into a written confidentiality agreement at least substantially similar to the confidentiality obligations under Section 11.1.

16.3.	Scientific Publications. Notwithstanding Section 16.1, EVOTEC shall have the right to publish at any time any results relating to the research and development activities hereunder with respect to Compounds or Products in the Field, provided however that ROCHE receives a copy thereof. ROCHE shall have the right to publish at any time

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

any results relating to the research and development activities hereunder with respect to Compounds or Products in the Field. Evotec shall be permitted to publish any data on its clinical data registry according to its internal guidelines, provided however that ROCHE has the right to approve any data of EVOTEC prior to publication.

17.	Miscellaneous

17.1.	Survival. Sections 10, 13, 15, 17. shall survive the expiration or termination of this Agreement for any reason.

17.2.	Agency. Neither party is, nor will be deemed to be, an employee, agent or representative of the other party for any purpose. Each party is an independent contractor, not an employee or partner of the other party. Neither party shall have the authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

17.3.	Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

17.4.	Assignment. This Agreement shall not be assignable in part or in whole by any party without the prior written consent of the other; provided, however, that either party, without notice and at any time for any reason, may assign this Agreement in whole or in part to (i) any of its Affiliates who agree to be bound by the terms and conditions of this Agreement or (ii) any successor of such party by merger or sale of all or substantially all of its business assets to which this Agreement relates. In the event of any such permitted assignment, the party making the assignment will remain jointly and severally liable and responsible for the performance and observance of all its duties and obligations hereunder.

17.5.	Notices. Any notice or other communication to be given under this Agreement, unless otherwise specified, shall be in writing and shall be deemed to have been provided when delivered to the addressee at the address listed below (i) on the date of delivery if delivered in person or (ii) one (1) day after mailing to the other party by express mail or overnight delivery service, which obtains a signed receipt, or (iii) three (3) days after mailing by registered or certified mail, postage paid:

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

In the case of ROCHE:

F. Hoffmann-La Roche Ltd

attn. Legal Department

Grenzacherstrasse 124

4070 Basel

Switzerland

With a copy to: Hoffmann-La Roche Inc.

attn: Corporate Secretary

340 Kingsland Street

Nutley, New Jersey 07110

USA

In the case of EVOTEC

Evotec AG

Attn. CEO

Schnackenburgallee 114

22525 Hamburg

Germany

Either party may change its address for communications by a notice in writing to the other party in accordance with this Section.

17.6.	Force Majeure. Any prevention, delay or interruption of performance (collectively “Delay”) by any party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected by the force majeure, including but not limited to acts of God, embargoes, governmental restrictions, general strike, fire, flood, earthquake, explosion, riots, wars, civil disorder, rebellion or sabotage. The affected party shall immediately notify the other party upon the commencement and end of the Delay and any time for performance hereunder by both parties shall be extended by the actual time of Delay. If the Delay resulting from the force majeure exceeds six (6) months, the other party, upon written notice to the affected party, may elect to (i) treat such Delay as a material breach, or (ii) extend the term of this Agreement for an amount of time equal to the Delay.

17.7.	Severability. If any term or condition of this Agreement is held by a court of competent jurisdiction to be unenforceable for any reason, it shall, if possible, be interpreted to achieve the intent of the parties to this Agreement rather than voided. If not capable of such interpretation, the parties shall in good faith seek to agree on an alternative provision reflecting the intent of the parties which is enforceable. In any event, all other terms, conditions and provision of this Agreement shall be deemed valid and enforceable to the full extent.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement by signing below.

List of Appendices:

Compound/Roche Patent Rights: Appendix 1

Roche Know-How: Appendix 2

Development Plan: Appendix 3

Related Patent Rights: Appendix 4

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

AMENDMENT NO 1

to the

LICENSE AGREEMENT

between

F. Hoffmann-L Roche Ltd

with an office and place of business at Grenzacherstr.124, CH-4070 Basel, Switzerland (“ROCHE Basel”)

and

Hoffmann-La Roche Inc.

with an office and place of business at 340 Kingsland Street, Nutley, NJ 07110, USA (“ROCHE Nutley”; ROCHE Basel and ROCHE Nutley together referred to as “ROCHE”)

on the one hand

and

Evotec Neurosciences GmbH, Schnackenburgallee 114, 22525 Hamburg, Germany (“EVOTEC”)

on the other hand

effective as of January 6, 2006.

WHEREAS, EVOTEC and ROCHE have signed the above mentioned License Agreement (“Agreement”);

WHEREAS, during the year of 2006 some changes of the License Agreement have become necessary and desirable for both parties;

NOW, THEREFORE, the Agreement shall be amended as follows:

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1.	Definitions

The definition 1.2. of the Agreement “Commercialisation Option” shall be deleted.

The definition 1.10. of the Agreement “End of Phase III” shall be deleted.

The definition 1.15. of the Agreement “Development Option” shall be deleted.

Section 1.19. of the Agreement shall be amended and read as follows:

“1.19. Other Indications” shall mean all indications other than ****.”

2.	Grant of Rights

Section 2.2. of the Agreement shall be amended and read as follows:

“2.2. Right to Sublicense. EVOTEC shall have the right to sublicense its rights under Section 2.1. If Evotec grants such as sublicense, Evotec shall ensure that all of the applicable terms and conditions of this Agreement shall apply to the Affiliate or Third Party Sublicensee to the same extent as they apply to Evotec for all purposes. Evotec assumes full responsibility for the performance of all obligations so imposed on such Affiliate or Third Party Sublicensee and will itself account to Roche for all payments due under this Agreement by reason of such sublicense.”

4.	Option rights of ROCHE

Section 4. of the Agreement shall be deleted.

5.	Diligence

Section 5.1.1. of the Agreement shall be amended and read as follows:

“5.1.1. At all times during the term of this Agreement, EVOTEC will use and will cause its affiliates and Sublicensees to use Commercially Reasonable Efforts to proceed with the development, manufacture, marketing, distribution and sale of at least one Compound and/or Product.”

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

6.	Down payments

Section 6.1. of the Agreement shall be amended and read as follows:

“6.1. As consideration for the rights and licenses hereunder, EVOTEC shall pay to ROCHE a down payment in the amount of 6 Million US Dollars (US$6 Mio) payable before December 31, 2005 (“First Payment”). In addition, EVOTEC shall pay to ROCHE a second down payment in the amount of 2 Million US Dollars (US$2 Mio) payable before April 30, 2007 (“Second Payment”).”

7.	Payments to ROCHE

Section 7.1. of the Agreement shall be amended and read as follows:

“7.1. EVOTEC shall pay to ROCHE for a Compound developed for **** the following amounts as success fees in accordance with and at the times set out as follows:

Milestones for ****

Milestones	(US$)
Phase III Initiation	****
NDA Filing of first indication in US	****
NDA Filing of first indication in EU	****
NDA Filing of first indication in Japan	****
First Commercial Sales in US	****
First Commercial Sales in EU	****
First Commercial Sales in Japan	****
First time annual Net Sales exceed US$****	****
First time annual Net Sales exceed US$****	****
First time annual Net Sales exceed US$****	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Section 7.3. and 7.4. of the Agreement shall be amended and read as follows:

“7.3. All milestone payments under Section 7.1. and 7.2. shall be payable within thirty (30) days as from achievement of the respective milestone by EVOTEC but only once with regard to a Compound irrespective if how many times such milestone is achieved. If development of a Compound for an Other Indication is ceased and the Compound is then developed for ****, Section 7.1. shall apply for the applicable milestones from then onwards.

“7.4. Equity. As Phase II Initiation milestone for ****, Roche shall be granted a certain amount of shares of Evotec at Phase II Initiation equaling an amount of EUR 2,700,000 (two million seven hundred thousand Euros) (the “Shares”) at the following terms:

The Shares to be granted to Roche shall be calculated by dividing EUR 2,700,000 (two million seven hundred thousand Euros) through 90% (ninety per cent.) of the average of the closing share price of Evotec shares at the German stock exchange on each of the twenty (20) trading days prior to above mentioned Phase II Initiation. The Shares shall be delivered to Roche free and clear of any liens and freely tradable at the latest two (2) months after the date of such Phase II Initiation Evotec shall however have the right to pay EUR 2,700,000 (two million seven hundred thousand Euros) in cash, including 5% (five per cent.) interest as of the Phase II Initiation, in case Evotec cannot issue the shares for any valid reason.”

Section 7.5.1. of the Agreement shall be amended and read as follows:

“7.5.1. During the Royalty Term, EVOTEC shall pay to ROCHE royalties on Net Sales of a Product developed and registered for **** in the amount of ****.”

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

11.	Termination

Section 11.2.1.1. of the Agreement shall be deleted.

Section 11.2.1.2. of the Agreement shall be renamed 11.2.1. and amended and read as follows:

“11.2.1. Termination by EVOTEC after the Second Payment. EVOTEC shall have the right to terminate this Agreement in its entirety or on a country-by-country or Product-by-Product basis at any time with six (6) months prior written notice.”

All other stipulations of the Agreement shall remain in place unchanged.

IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement by signing below.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Compound/Roche Patent Rights: Appendix 1 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	/	/	/	****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Nutley
****	****	****	****	****				****	Roche Nutley
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Compound/Roche Patent Rights: Appendix 1 (MAOB – Case ****)

Country Code	Country	Filing Date	Application No.	Grant Date	Publication No.	Patent No.	Expiry Date	Status	Holder
****	****	****	****		****		****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	/	/	/	/	****	Roche Basel
****	****	****	****		****		****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****		****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****		****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****		****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****	****		****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****	****		****	Roche Nutley
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Roche Know-How: Appendix 2

Hit	Relevance	Title	Author(s)	Document Date	Pages	Report No
1	69	****	****	18.05.2005	380	****
2	67	****	****	18.05.2005	415	****
3	63	****	****	24.01.2005	30	****
4	49	****	****	29.04.2003	9	****
5	49	****	****	27.11.2003	36	****
6	48	****	****	27.11.2003	35	****
7	48	****	****	28.04.2005	24	****
8	47	****	****	14.03.2005	121	****
9	47	****	****	30.07.2004	41	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

10	47	****	****	23.04.2003	10	****
11	47	****	****	17.05.2005	335	****
12	47	****	****	09.01.2004	29	****
13	46	****	****	25.08.2004	35	****
14	46	****	****	09.01.2004	37	****
15	46	****	****	30.01.2004	15	****
16	46	****	****	28.04.2005	23	****
17	46	****	****	29.09.2004	72	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

18	46	****	****	10.12.2004	21	****
19	46	****	****	09.08.2004	39	****
20	45	****	****	10.05.2005	21	****
21	45	****	****	20.04.2005	9	****
22	45	****	****	22.02.2005	75	****
23	45	****	****	06.09.2004	40	****
24	45	****	****	16.05.2003	19	****
25	45	****	****	26.10.2004	3	****
26	45	****	****	15.06.2005	473	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

27	45	****	****	10.03.2005	220	****
28	45	****	****	22.11.2004	85	****
29	45	****	****	28.05.2005	11	****
31	45	****	****	18.05.2005	15	****
32	45	****	****	31.01.2003	15	****
33	44	****	****	16.12.2003	158	****
34	44	****	****	17.05.2005	12	****
35	44	****	****	16.04.2004	2	****
36	44	****	****	14.04.2005	79	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

37	44	****	****	24.01.2005	24	****
38	44	****	****	22.02.2005	131	****
39	44	****	****	27.11.2003	218	****
40	44	****	****	30.04.2003	10	****
41	44	****	****	24.02.2005	17	****
42	44	****	****	26.07.2004	18	****
43	43	****	****	09.08.2004	42	****
44	43	****	****	29.06.2004	18	****
46	43	****	****	02.10.2004	16	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

47	43	****	****	01.10.2004	17	****
48	43	****	****	12.03.2004	35	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Roche Know-How: Appendix 2

Hit	Relevance	Title	Author(s)	Document Date	Pages	Report No
1	76	****	****	30.04.2005	534	****
2	65	****	****	06.04.2004	12	****
3	63	****	****	31.01.2005	309	****
4	63	****	****	24.02.2005	25	****
5	63	****	****	08.01.2004	42	****
6	62	****	****	26.08.2003	39	****
7	62	****	****	12.03.2003	38	****
8	60	****	****	11.12.2003	461	****
9	60	****	****	30.03.2004	475	****
10	60	****	****	16.02.2005	43	****
12	50	****	****	21.01.2003	8	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

13	50	****	****	12.11.2002	7	****
14	50	****	****	21.01.2003	8	****
15	49	****	****	07.04.2003	7	****
16	49	****	****	11.04.2003	6	****
17	48	****	****	22.02.2005	8	****
18	48	****	****	14.05.2004	33	****
19	48	****	****	08.01.2004	46	****
20	48	****	****	22.07.2003	46	****
21	48	****	****	12.11.2002	23	****
22	48	****	****	28.02.2003	6	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

23	48	****	****	14.03.2003	8	****
24	48	****	****	17.09.2002	6	****
25	48	****	****	17.09.2002	7	****
26	48	****	****	11.09.2002	7	****
27	48	****	****	10.09.2002	6	****
28	47	****	****	14.05.2004	33	****
29	47	****	****	12.03.2004	35	****
30	47	****	****	12.07.2004	31	****
31	47	****	****	06.11.2003	30	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

32	47	****	****	25.04.2003	33	****
33	47	****	****	14.05.2003	31	****
34	47	****	****	12.05.2003	28	****
35	47	****	****	23.05.2003	43	****
36	47	****	****	27.05.2003	43	****
37	47	****	****	19.01.2004	112	****
38	46	****	****	28.04.2005	449	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

39	46	****	****	06.11.2003	31	****
40	46	****	****	09.07.2004	30	****
41	46	****	****	24.05.2004	180	****
42	46	****	****	18.12.2003	22	****
43	46	****	****	27.05.2003	27	****
44	46	****	****	26.05.2003	26	****
45	46	****	****	29.04.2005	228	****
46	46	****	****	14.05.2004	16	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

47	46	****	****	23.05.2004	14	****
48	46	****	****	07.05.2004	66	****
49	46	****	****	11.05.2004	34	****
50	46	****	****	11.08.2003	36	****
51	45	****	****	15.02.2005	15	****
52	45	****	****	01.10.2004	38	****
53	45	****	****	31.07.2002	19	****
54	45	****	****	10.02.2005	18	****
55	45	****	****	03.06.2005	610	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

56	45	****	****	03.06.2005	183	****
57	45	****	****	17.01.2005	115	****
58	45	****	****	15.09.2004	46	****
59	45	****	****	18.05.2004	15	****
60	45	****	****	12.05.2004	18	****
61	45	****	****	31.12.2003	234	****
62	45	****	****	10.06.2005	21	****
63	45	****	****	26.09.2003	32	****
64	45	****	****	27.02.2004	28	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

65	45	****	****	06.06.2002	15	****
66	44	****	****	15.07.2004	11	****
67	44	****	****	18.02.2005	106	****
68	44	****	****	30.01.2003	194	****
70	44	****	****	19.06.2002	14	****
71	44	****	****	02.03.2005	142	****
72	44	****	****	16.09.2004	175	****
73	44	****	****	18.12.2002	167	****
74	44	****	****	03.10.2002	10	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

75	44	****	****	04.08.2004	139	****
76	44	****	****	30.01.2003	229	****
77	43	****	****	21.12.2004	22	****
78	43	****	****	19.12.2003	21	****
79	43	****	****	28.01.2003	29	****
80	43	****	****	23.10.2003	4	****
81	43	****	****	14.05.2004	7	****
82	43	****	****	15.06.2005	473	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

83	43	****	****	20.04.2005	9	****
84	43	****	****	29.01.2004	17	****
85	43	****	****	28.01.2004	17	****
86	43	****	****	16.01.2004	22	****
90	43	****	****	06.05.2004	106	****
93	43	****	****	26.11.2003	21	****
97	43	****	****	16.06.2003	26	****
98	43	****	****	02.07.2003	59	****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

102	43	****	****	25.07.2005	26	****
116	36	****	****	16.06.2003	25	****
117	36	****	****	18.08.2003	39	****
118	36	****	****	02.12.2003	16	****
119		****				****
120		****				****
121		****				****
		****				****

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

Development Plan: Appendix 3

Development Plans for MAO B Antagonists **** and ****

**** Core Programme in Alzheimer’s disease

Regulatory

Transfer ownership of CTAs and update as necessary (Q12006)

Compound Supply

Prepare Clinical Trial Material from existing drug product where available, or existing drug substance to support Phase I programme (Q1 2006)

Prepare Clinical Trial supplies from existing drug substance to support Phase II programme (Q1 and Q2 2006)

Phase I

One month safety and tolerability with pharmacokinetics in young healthy subjects and healthy elderly volunteers

Study conduct during H1 2006

Possible assessment of central MAO B Inhibition using PET imaging, following repeat dosing with **** of approx two weeks to one months duration in healthy elderly subjects and in a small number of patients with Alzheimer’s disease at pharmacokinetic steady state (approx 2-3 patients) mid 2006

Possible Phase I drug-drug pharmacokinetic interaction study between **** and **** used in Alzheimer’s disease **** if required, conducted during Q2 2006

Phase II

One year double blind dose ranging study in patients with mild to moderate Alzheimer’s disease

Study will be conducted in patients not receiving **** if feasible, but this may require review following assembly of expert panel and further detailed feasibility assessment

Commence Q3/Q4 2006 with Headline Data Q3 2008

A further one year extension study may be incorporated into this programme, for patients who have entered the initial randomised one year phase II study mid 2008-mid 2009

****

Regulatory

If required Prepare IMPD to support Phase I (Q3 2006)

Compound Supply

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1

If required prepare Clinical Trials material from existing drug substance or drug product as available to support Phase I study Q3 2006

Phase I

Multiple ascending-dose Phase I study in young and elderly healthy volunteers with assessment of safety, tolerability and pharmacokinetics.

Possible assessment of central MAO B Inhibition in healthy elderly volunteers using PET imaging after repeated dosing to steady state

This investigation will be initiated in the event of untoward events with the lead compound **** following the planned Phase I studies for that compound, in order to develop **** as a back up molecule in Alzheimer’s disease Study Conduct, if required in H2 2006/H1 2007

Preclinical Animal Toxicology

If required conduct additional longer term toxicology studies to support Phase II indications

Other indications

At present it is not intended to develop these compounds in Parkinson’s disease

Further consideration will be given to performing a proof of concept study dependent on the results of the ongoing programme in Alzheimer’s disease.

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

2

Related Patent Rights: Appendix 4 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel
****	****	****	****	****				****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

1

Related Patent Rights: Appendix 4 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****							****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

2

****
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****			****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

3

Related Patent Rights: Appendix 4 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****							****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

4

****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****				****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

5

Related Patent Rights: Appendix 4 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****								Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****	****				****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

6

****	****	****	****	****		****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

7

Related Patent Rights: Appendix 4 (MAOB – ****)

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****							****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

8

****
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

9

APPENDIX 4- MAOB – ****

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****							****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

****	****	****	****		****	Roche Basel
****	****	****	****	****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

APPENDIX 4- MAOB – ****

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****								Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****	****	****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

****	****	****	****		****	****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****	****		****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

APPENDIX 4- MAOB – ****

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****									Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****		****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****		****		****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****	****		****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel
****	****	****	****		****	****	Roche Basel
****	****	****	****			****	Roche Basel
****	****	****	****	****		****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.

APPENDIX 4- MAOB – ****

Country Code	Country	Filing Date	Application No.	Publication No.	Patent No.	Grant Date	Expiry Date	Status	Holder
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****			****	****	Roche Basel
****	****	****	****	****				****	Roche Basel
****	****	****	****					****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****				****	****	Roche Basel
****	****	****	****	****	****	****	****	****	Roche Basel
****	****	****	****	****				****	Roche Basel

* Portions of this document marked with **** have been omitted pursuant to a request for confidential treatment submitted with the SEC.